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                                   [GRAPHIC]
                                  SKYLINE Funds



                          SKYLINE SMALL CAP VALUE PLUS
                          SKYLINE SMALL CAP CONTRARIAN

                       Supplement dated February 24, 2000
                                       to
                  Prospectus of Skyline Funds dated May 1, 1999

Skyline Small Cap Value Plus and Skyline Small Cap Contrarian will be closed to all new purchase orders effective Thursday, February 24, 2000. The Funds will accept properly completed purchase orders accompanied by payment received before the close of business on Wednesday, February 23, 2000. Purchases through the Funds'automatic investment plan scheduled to occur on or after February 24, 2000 will be canceled. Purchase applications received by fax or any other means will not be accepted unless payment for the shares has been received before the close of business on February 23, 2000. Purchases through reinvestment of dividends and capital gain distributions will continue to be permitted.

Skyline reserves the right to re-open Skyline Small Cap Value Plus and Skyline Small Cap Contrarian to purchases if the board of trustees determines that re-opening would be in the best interest of the shareholders of the Funds.


Skyline Special Equities Portfolio remains open to new investments.

Questions may be directed to Skyline Funds at 1-800-828-2759.

Distributor:  Funds Distributor, Inc., member NASD.



                                   [GRAPHIC]
                                  SKYLINE Funds
                       311 SOUTH WACKER DRIVE, SUITE 4500
                                CHICAGO, IL 60606
                                  800.828.2759